SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

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Glacier Bancorp, Inc.

(Name of Registrant as Specified in its Charter)

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GLACIER BANCORP, INC.

49 Commons Loop
Kalispell, Montana 59901

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 27, 2005
4:00 p.m. Mountain Time

     To the Shareholders of Glacier Bancorp, Inc:

     We cordially invite you to attend the 2005 Annual Shareholders Meeting of Glacier Bancorp, Inc. at the Grouse Mountain Lodge, 2 Fairway Drive, Whitefish, Montana. The meeting’s purpose is to vote on the following proposals, together with any other business that may properly come before the meeting:

1.	Election of Directors. The Board has nominated for election current directors Michael J. Blodnick, Allen J. Fetscher and Fred J. Flanders for three-year terms expiring in 2008 and until their successors are elected and have qualified.

2.	Approval of 2005 Stock Incentive Plan. The Board has approved and recommends to shareholders the Glacier Bancorp, Inc. 2005 Stock Incentive Plan.

     If you were a shareholder of record on March 1, 2005, you may vote on the proposals presented at the Annual Meeting in person or by proxy. We encourage you to promptly complete and return the enclosed proxy card, in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

     Further information regarding voting rights and the business to be transacted at the Annual Meeting is included in the accompanying Proxy Statement. The directors, officers, and personnel who serve you genuinely appreciate your continued interest as a shareholder in the affairs of the Company and in its growth and development.

March 23, 2005	BY ORDER OF THE BOARD OF DIRECTORS

James H. Strosahl, Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy Card and return it in the enclosed postage prepaid envelope. You do not need to retain the proxy in order to be admitted to the Annual Meeting. If you attend the Annual Meeting, you may vote either in person or by proxy. You may revoke any proxy that you have given either in writing or in person at any time prior to the proxy’s exercise.

i

GLACIER BANCORP, INC.

49 Commons Loop
Kalispell, Montana 59901
(406) 756-4200

PROXY STATEMENT

     Meeting Information. This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about March 23, 2005, for use in connection with the Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company” or “Glacier”) to be held on Wednesday, April 27, 2005. In this Proxy Statement, the term “we” and “us” refers to Glacier Bancorp, Inc.

     Solicitation of Proxies. The Board of Directors is soliciting shareholder proxies, and we will pay the associated costs. Solicitation may be made by our directors and officers and by our banking subsidiaries:

•	Glacier Bank

•	Glacier Bank of Whitefish

•	First Security Bank of Missoula

•	Valley Bank of Helena

•	Big Sky Western Bank

•	Mountain West Bank

•	Western Security Bank

•	First National Bank – West

     In addition, we may engage an outside proxy solicitation firm to render proxy solicitation services. If we do, we will pay a fee for such services. Solicitation may be made through the mail, or by telephone, facsimile, or personal interview.

     Record Date. If you were a shareholder on March 1, 2005, you are entitled to vote at the Annual Meeting. There were approximately 24,630,242 shares of common stock outstanding on the Record Date.

     Quorum. The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has expressly not voted. Therefore, broker non-votes will have no effect on the matters presented at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

     Voting on Matters Presented.

     Election of Directors. The three nominees for election as directors at the Annual Meeting with three-year terms to expire in 2008 who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     2005 Stock Incentive Plan. The proposal for the Company to adopt the Glacier Bancorp, Inc. 2005 Stock Incentive Plan requires the affirmative vote FOR of a majority of the shares present and entitled to vote at the Annual Meeting. You may vote for, against or abstain from approving the 2005 Stock Incentive Plan. Abstentions and broker non-votes will have no effect on the outcome of the vote. Shareholders of record will be entitled to one vote per share on this proposal.

     Voting of Proxies by Shareholders of Record and by Beneficial Owners. A significant percentage of Glacier shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

     Shareholders of Record. If your shares are registered directly in your name with Glacier’s transfer agent, American Stock Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent to you directly by Glacier. As the shareholder of record, you have the right to grant your voting proxy directly to Glacier or to vote in person at the annual meeting. The Company has enclosed a proxy card for you to use.

     Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. If you are a beneficial owner of Glacier shares and do not provide the shareholder of record with voting instructions, your beneficially owned shares may constitute broker non-votes, as described above under the heading “Quorum.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote.

     Voting in Person at the Annual Meeting.

     Shareholders of Record. Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to vote your shares in person at the annual meeting, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the annual meeting.

     Beneficial Owner. Shares held in street name may by voted in person by you only if you bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on the record date.

BUSINESS OF THE MEETING

     The two matters that are being presented for consideration by our shareholders at the Annual Meeting are (i) election of directors; and (ii) approval of the Glacier Bancorp Inc. 2005 Stock Incentive Plan.

Proposal No. 1 – Election of Directors

General

     Our Certificate of Incorporation and Bylaws allow the Board to set the number of directors on the Board within a range of seven to 17. The Articles also authorize the Board to fill vacancies that occur on the Board. In connection with the Annual Meeting, the Board has set the number of directors at nine.

     Directors are elected for terms of three years or until their successors are elected and qualified. So long as the Company has nine or more directors, our Articles of Incorporation provide for staggered terms, with approximately one-third of the directors elected each year. Montana law and our Articles of Incorporation require that our classes of directors be of as near-equal size as possible.

     Accordingly, our Nominating/Corporate Governance Committee has recommended, and the Board has nominated, Michael J. Blodnick, Allen J. Fetscher and Fred J. Flanders for election as directors for three-year terms to expire in the year 2008. If any of the nominees should refuse or become unable to serve, your proxy will be voted for the person the Board designates to replace that nominee.

Vote Required and Board Recommendation

     The three nominees for election as directors at the Annual Meeting with three-year terms to expire in 2008 who receive the highest number of affirmative votes will be elected.

     The Board of Directors unanimously recommends a vote “FOR” each of the nominees to the Board.

INFORMATION WITH RESPECT TO NOMINEES
AND OTHER DIRECTORS

     The following tables set forth certain information with respect to the director nominees and the other continuing directors, including the number of shares beneficially held by each. Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a director or executive officer can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as noted below, each holder has sole voting and investment power for all shares shown as beneficially owned. All s            hare amounts have been adjusted for applicable stock splits and stock dividends.

	Age as of				Amount and Nature of Beneficial
	December 31,		Director	Term	Ownership of Common Stock as of
Name	2004	Position	Since	Expires	December 31, 2004 (1)
NOMINEES FOR DIRECTOR
Michael J. Blodnick	52	Director, President and CEO	1993	2005	210,472 (0.86%) (2)

Allen J. Fetscher	59	Director, Chairman of First Security Bank of Missoula	1996	2005	248,033 (1.01%) (3)

	Age as of				Amount and Nature of Beneficial
	December 31,		Director	Term	Ownership of Common Stock as of
Name	2004	Position	Since	Expires	December 31, 2004 (1)
Fred J. Flanders	68	Director, Chairman of Valley Bank	1998	2005	31,937 (0.13%) (4)

CONTINUING DIRECTORS

William L. Bouchee	63	Director, Director/CEO of First Security Bank of Missoula	1996	2006	128,125 (0.52%) (5)

James M. English	60	Director, Director of Mountain West Bank	2004	2007	18,557 (0.08%) (6)

Jon W. Hippler	60	Director, Director/President/C EO of Mountain West Bank	2000	2007	61,125 (0.25%) (7)

L. Peter Larson	66	Director	1985	2006	469,322 (1.91%) (8)

John S. MacMillan	68	Chairman	1977	2007	197,743 (0.81%) (9)

Everit A. Sliter	66	Director, Chairman of Glacier Bank	1973	2006	228,033 (0.93%) (10)

(1)	The number and percentages shown are based on the number of shares of Glacier common stock deemed beneficially held under applicable regulations, including options exercisable on or before February 29, 2005 (60 days after December 31, 2003).

(2)	Includes 106,449 shares held jointly with Mr. Blodnick’s wife; 49,412 shares owned by Mr. Blodnick’s wife; 2,199 shares for which Mr. Blodnick is custodian for his children; 14,137 shares held for Mr. Blodnick’s account in the Company’s Pension and Profit Sharing Plans; 14,295 shares held in an IRA account for the benefit of Mr. Blodnick’s wife; 1,442 shares held in a family partnership; and 22,538 shares that could be acquired within 60 days by the exercise of stock options.

(3)	Includes 60,770 shares owned by Mr. Fetscher’s wife; 52,522 considered beneficially held as Trustee for shares held in a trust for the benefit of Mr. Fetscher’s children; 69,308 held by a family corporation, of which Mr. Fetscher is a principal; 962 shares held by Mr. Fetscher’s SEPP IRA; and 3,938 shares that could be acquired within 60 days by the exercise of stock options.

(4)	Includes 20,862 shares held in an IRA Account for the benefit of Mr. Flanders; and 8,750 shares that could be acquired within 60 days by the exercise of options.

(5)	Includes 4,125 shares that could be acquired by Mr. Bouchee within 60 days by the exercise of stock options.

(6)	Includes 2,943 shares held in an IRA for the benefit of Mr. English and 10,681 shares that could be acquired by Mr. English within 60 days by the exercise of options.

(7)	Includes 26,515 shares owned jointly with Mr. Hippler’s wife; 2,921 shares in IRAs for the benefit of Mr. Hippler; and 31,689 shares that could be acquired within 60 days by the exercise of options.

(8)	Includes 463,927 shares held in a living trust for the benefit of Mr. Larson; 445 shares held in an IRA account for the benefit of Mr. Larson; 1,012 shares held in an IRA account for the benefit of Mr. Larson’s wife; and 3,938 shares that could be acquired within 60 days by the exercise of stock options.

(9)	Includes 16,637 shares owned jointly with Mr. MacMillan’s wife; 55,992 owned by Mr. MacMillan’s wife; 4,033 shares held in an IRA account for the benefit of Mr. MacMillan; 7,055 shares held in an IRA account for the benefit of Mr. MacMillan’s wife; and 3,938 shares that could be acquired within 60 days by the exercise of stock options.

(10)	Includes 33,881 shares held jointly with Mr. Sliter’s wife; 61,270 shares owned by Mr. Sliter’s wife; 77,123 shares held in an IRA account for the benefit of Mr. Sliter; 23,903 shares held in an IRA account for the benefit of Mr. Sliter’s wife; 11,940 shares held in a simplified employee pension plan; 3,017 shares held in a savings retirement account; 1,837 shares held in a family partnership; and 3,938 shares that could be acquired within 60 days by the exercise of stock options.

Background of Nominees and Continuing Directors

     Michael J. Blodnick was appointed President and Chief Executive Officer of Glacier in July 1998. Prior to that time, he served as the Executive Vice President and Secretary of the Company since 1994 and 1993, respectively. Mr. Blodnick currently serves as a director of the following Company subsidiaries: Valley Bank, Big Sky Western Bank, Western Security Bank, and First National Bank – West. Mr. Blodnick has been employed by Glacier Bank since 1978.

     William L. Bouchee is currently Chief Executive Officer and Vice Chairman of First Security Bank; he served as President and Chief Executive Officer from 1991 to 2004. Mr. Bouchee is also a director of First Security Bank and has served on the Board of Directors of Glacier since 1996. Mr. Bouchee further serves on the Boards of the YMCA and Missoula Area Economic Development Corporation.

     James M. English was appointed to the Board of the Company in February 2004. Mr. English is an attorney in limited private practice as a sole practitioner of the English Law Firm in Hayden, Idaho. Prior to forming his law firm, Mr. English served from 1996 – 2000 as the President and Chief Operating Officer for Idaho Forest Industries, Inc., a lumber manufacturing company where Mr. English was involved in the real estate development and retail sales of building products. Mr. English earned his law degree and business degree in finance at the University of Idaho. Mr. English has served as a director of Mountain West Bank since 1996 and is a member of its audit committee. Mr. English is also a director of Bennett Industries, Inc., a family-owned company that owns several timber-related entities, including Bennett Forest Industries, Inc., a lumber manufacturer, and Rosebud Horse Bedding, LLC, a manufacturer of horse bedding.

     Allen J. Fetscher was appointed to the Board of Directors of Glacier in December 1996, and he serves as the Chairman of the Company’s Compensation Committee. Mr. Fetscher also serves as the Chairman of First Security Bank. Mr. Fetscher is the President of Fetscher’s, Inc., an investment and real estate development company. He is also the Vice President of American Public Land Exchange Co., Inc. and the owner of Associated Agency, a company involved in real estate.

     Fred J. Flanders was appointed to the Board of Directors in August 1998 in connection with the acquisition of Valley Bank. Mr. Flanders is the Chairman of the Board of Valley Bank, and served as the President of Valley Bank from 1992 to 1998.

     Jon W. Hippler has been the President and CEO of Mountain West Bank since its formation in 1993. Mr. Hippler became a director of Glacier as a result of the Company’s acquisition of Mountain West Bank in February 2000.

     L. Peter Larson has been the CEO of American Timber Company, a small timber harvesting company, since 1978. Mr. Larson has served as a director of the Company and/or Glacier Bank since 1985, and he is the Chairman of the Company’s Nominating/Corporate Governance Committee.

     John S. MacMillan joined Glacier Bank in 1967 and has been a director of the Company and/or Glacier Bank since 1977. Mr. MacMillan is the Chairman of the Company. He is also a director of Pacific Steel and Recycling, a non-public company headquartered in Montana. Mr. MacMillan’s son is a Senior Vice President and the Chief Technology Officer of the Company.

     Everit A. Sliter has served as a director of the Company and/or Glacier Bank since 1973, and he is the Chairman of the Company’s Audit Committee. Mr. Sliter is also the Chairman of Glacier Bank. Mr. Sliter was a partner of Jordahl & Sliter, a certified public accounting firm, from 1965 to August 2003. Since August 2003, Mr. Sliter has been an employee of Jordahl & Sliter.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors met 16 times during the fiscal year. Each director attended at least 75% of the meetings of the Board and of the committees on which he served, except for William Bouchee, who was absent from over 25% of Board meetings due to illness. Glacier expects, but does not require the directors to attend annual shareholder meetings. Last year, all of our directors attended the annual shareholder meeting, except for Mr. Bouchee. The Board has determined that each member of the Board, except for Michael J. Blodnick, William L. Bouchee, and Jon W. Hippler, each of whom serve as an executive officer of the Company or one of its bank subsidiaries, meets the applicable laws and listing standards regarding “independence” required by Nasdaq and that each such director is free of relationships that would interfere with the individual exercise of independent judgment.

     The Board of Directors has established, among others, an Audit Committee, a Compensation Committee and a Nominating/Corporate Governance Committee.

     The following table shows the membership of the various committees during the fiscal year 2004.

Committee Membership

Name	Audit	Compensation	Nominating
James M. English	☑	☑	☑
Allen J. Fetscher	☐	☑ *	☑
Fred J. Flanders	☑	☑	☑
L. Peter Larson	☑	☑	☑ *
John S. MacMillan	☐	☑	☑
Everit A. Sliter	☑*	☑	☑

*	Chairman

     Audit Committee. During 2004, the Audit Committee was comprised of four directors, each of whom were considered “independent” as defined by the Nasdaq listing standards. The Board has determined that Mr. Sliter meets the definition of “audit committee financial expert” as defined by rules adopted by the Securities and Exchange Commission (“SEC”) under the Sarbanes-Oxley Act of 2002 (“Sarbanes Act”).

     The Company operates under a formal written charter originally adopted by the Board of Directors in 2000 and amended in 2003 and 2004. As part of its periodic review of audit committee-related matters, the Audit Committee has received updates on the relevant requirements of the Sarbanes Act, the revised rules of the SEC and the new corporate governance listing standards of Nasdaq that were adopted in 2003.

     The Audit Committee is responsible for the oversight of the quality and integrity of Glacier’s financial statements, its compliance with legal and regulatory requirements, the qualifications and independence of its independent auditors, the performance of its internal audit function and independent auditors and other significant financial matters. In discharging its duties, the Audit Committee is expected to, among other things:

•	have the sole authority to appoint, retain, compensate, oversee, evaluate and replace the independent auditors;

•	review and approve the engagement of Glacier’s independent auditors to perform audit and non-audit services and related fees;

•	meet independently with Glacier’s internal auditing department, independent auditors and senior management;

•	review the integrity of Glacier’s financial reporting process;

•	review Glacier’s financial reports and disclosures submitted to Bank regulatory authorities; and

•	maintain procedures for the receipt, retention and treatment of complaints regarding financial matters.

     The Audit Committee held twelve meetings during the year.

     Compensation Committee. During 2004, the Compensation Committee was comprised of six directors, each of whom are considered “independent” as defined by the Nasdaq listing standards. The Compensation Committee reviews the performance of the Company’s Chief Executive Officer and other key employees and determines, approves and reports to the Board on the elements of their compensation and long-term equity based incentives. In addition, the Compensation Committee:

•	recommends, if appropriate, new employee benefit plans to the Board of Directors;

•	reviews all employee benefit plans;

•	make determinations in connection with compensation matters as may be necessary or advisable; and

•	recommends, if appropriate, revisions to the compensation and benefit arrangements for directors.

     The Compensation Committee operates under a formal written charter approved by the Board of Directors on February 25, 2004. The Compensation Committee met two times during the year for the purposes of reviewing salary and incentive compensation for the Chief Executive Officer and certain other executive officers, and reviewing and recommending to the full Board stock option grants for executive officers.

     Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee (“Nominating Committee”) was comprised of six directors during 2004, each of whom are considered “independent” as defined by the Nasdaq listing standards. The Committee is responsible for nominating a slate of directors for election at Glacier’s annual meeting and appointing directors to fill vacancies as they occur. It is also responsible for (i) considering management succession plans, the appropriate Board size and committee structure and appointments; and (ii) developing and reviewing corporate governance principles applicable to Glacier and its subsidiaries. The Committee operates under a formal written charter approved by the Board of directors in September 2003, and amended in 2004. The Nominating/Corporate Governance Committee met nine times during 2004.

     The Nominating Committee will consider nominees recommended by shareholders, provided that the recommendations are made in accordance with the procedures described in this Proxy Statement under “Shareholder Proposals and Director Nominations.” The Committee evaluates all candidates, including shareholder-proposed candidates, using generally the same methods and criteria, although those methods and criteria are not standardized and may vary from time to time. The Nominating Committee is authorized to establish guidelines for the qualification, evaluation and selection of new directors to serve on the Board. We do not anticipate that the Committee will adopt specific minimum qualifications for Committee-recommended nominees, but that the Committee will instead evaluate each nominee on a case-by-case basis, including assessment of each nominee’s business experience, involvement in the communities served by the Company, and special skills. The Nominating Committee will also evaluate whether the nominee’s skills are complimentary to existing Board members’ skills, and the Board’s need for operational, management, financial, technological or other expertise, as well as geographical representation of the Company’s market areas.

     The Board of Directors has approved stock ownership guidelines for its members, which are intended to help closely align the financial interests of the directors with those of Glacier’s shareholders. Within two years from when they are first appointed or elected to the Board, directors are required to own shares of Glacier common stock with a market value of at least $100,000. All of the current Glacier directors have exceeded this ownership requirement.

Corporate Governance

     The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. Glacier operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance. The Sarbanes Act was signed into law in 2002 and, among other things, establishes or provides the basis for a number of new corporate governance standards and disclosure requirements. The SEC has issued additional rules to implement the Sarbanes Act. In addition, Nasdaq adopted changes in 2003 to its corporate governance and listing standards. To that end, the Board periodically reviews Glacier’s governance policies and practices against those suggested by various groups or authorities active in corporate governance and practices of other companies, as well as the requirements of the Sarbanes Act, related SEC rules and the new listing standards of Nasdaq. As a result, we have taken steps to implement these rules and listing standards.

     You can access our current Audit, Compensation and Nominating/Corporate Governance Committee charters, Corporate Governance Policy and Code of Conduct for Senior Financial Officers by

visiting the Company’s Website and clicking on the Corporate Governance link on the Company’s home page (www.glacierbancorp.com), or by writing to: Glacier Bancorp, Inc., c/o the Corporate Secretary, 49 Commons Loop, Kalispell, Montana, 59901.

Shareholder Communications with the Board of Directors

     The Company and the Board of Directors welcome communication from shareholders and other interested parties. Communications may be made by writing to the Chairman of the Board, c/o the Corporate Secretary, Glacier Bancorp, Inc., 49 Commons Loop, Kalispell, Montana 59901. A copy of such written communication will also be sent to the Company’s CEO. If the Chairman and the CEO determine that such communications are relevant to and consistent with the Company’s operations and policies, such communications will be forwarded to the entire Board for review and consideration.

Compensation of Directors

     Directors who are Company employees receive no fees for their services as directors. Non-employee “outside” directors receives annual retainers as members of the Board. During 2004, each non-employee director received $1,550 per month as a director of the Company. Mr. MacMillan, as Chairman of the Board, earned $1,975 per month. Messrs. English, Fetscher, Flanders, Larson, MacMillan and Sliter were also paid $9,183, $8,400, $6,600, $3,309, $2,050 and $22,109, respectively, for additional services performed as directors and committee members of the Company and its subsidiary banks. In addition, the Company paid $2,461 in health insurance premiums for the benefit of Mr. MacMillan.

     Directors’ Stock Option Plan. In 1994, the Board of Directors and shareholders of the Company adopted the 1994 Directors’ Stock Option Plan (“DSOP”) for outside directors. Under the DSOP, 50,000 shares of common stock were reserved for issuance upon the exercise of nonqualified stock options granted to non-employee directors of the Company and each of the Company’s subsidiary banks, subject to adjustment for any future stock split, stock dividend or other change in the capitalization of the Company. At the 1999 Annual Meeting, the shareholders approved amendments to the DSOP, increasing the number of shares available under the DSOP by 100,000, to a total of 277,516 (as adjusted for subsequent stock splits and stock dividends), and extending the term of the DSOP to 15 years. At the 2002 Annual Meeting, Shareholders approved amending the DSOP to increase the number of shares available under the DSOP by 500,000. As of December 31, 2003, an aggregate of 539,798 shares remain available for further grant. As of the Record Date, an aggregate of 512,094 shares remained available for future grant.

     From time to time, Glacier authorizes the grant of nonqualified options to its directors of the Company and its subsidiary banks. These options allow the director to purchase shares of common stock at a price equal to the fair market value of the common stock on the date of grant. Each option granted under the DSOP vests six months following the date of grant and expires upon the earlier of five years following the date of grant or three years following the date the optionee ceases to be a director, except in the event of death, in which case the period is one year from the date of death. In January 2004, each non-management director received an option to acquire 1,875 shares (as adjusted for a May 2004 stock dividend) of Glacier common stock. Mr. English, who did not become a Glacier director until February 2004, received an option to acquire 1,250 shares (as adjusted for a May 2004 stock dividend) in January 2004 for his service as a director of Mountain West Bank).

EXECUTIVE COMPENSATION

     The following table summarizes the compensation awarded or paid to the Chief Executive Officer and to the three most highly compensated executive officers of Glacier and its subsidiaries, whose total compensation during the last fiscal year exceeded $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term
					Compensation
					Awards	Payouts
					Securities
Name and				Other Annual	Underlying	LTIP	All Other
Principal Position	Year	Salary	Bonus	Compensation	Options	Payouts	Compensation
			(1)	(2)	(3)		(4)(5)

Michael J. Blodnick	2004	$249,615	$125,000	$0	3,750	$0	$53,136
President and Chief	2003	240,000	125,000	0	3,300	0	52,519
Executive Officer	2002	239,231	75,000	0	2,650	0	45,807

William L. Bouchee	2004	158,778	26,198	0	3,750	0	27,781
CEO, First Security	2003	173,936	26,960	0	3,300	0	29,297
Bank	2002	169,693	22,039	0	2,650	0	24,908

Jon W. Hippler	2004	174,649	50,000	0	3,750	0	33,431
President, Mountain West	2003	163,464	35,000	0	3,300	0	30,047
Bank	2002	157,939	25,000	0	2,650	0	23,907

James H. Strosahl	2004	187,221	100,000	0	3,750	0	42,191
Executive Vice President,	2003	180,889	85,000	0	3,300	0	39,715
Chief Financial Officer,	2002	174,423	75,000	0	2,650	0	37,794
Treasurer and Secretary

(1)	Includes $31,250, $10,000, and $25,000 deferred by Messrs. Blodnick, Hippler and Strosahl, respectively, pursuant to the Company’s Deferred Compensation Plan.

(2)	Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company-owned automobiles and the payment of certain club dues. In the opinion of management of the Company the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 2004 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3)	Includes awards granted pursuant to the Company’s stock option plans. Amounts have been adjusted to reflect all stock splits and stock dividends paid on Glacier stock.

(4)	Includes amounts allocated or paid by the Company during the year ended December 31, 2004 on behalf of Messrs. Blodnick, Bouchee, Hippler and Strosahl pursuant to the Company’s 401(k) matching program, Profit Sharing Plan and SERP in the amounts of $52,446, $25,896, $31,451 and $40,211, respectively.

(5)	Includes life insurance premiums paid by the Company during the year ended December 31, 2004 on behalf of Messrs. Blodnick, Bouchee, Hippler and Strosahl in the amounts of $690, $1,980, $1,885 and $1,980, respectively.

Stock Options

     Option Grants. The following table sets forth certain information concerning individual grants of stock options under the stock option plans to the named executive officers during the year ended December 31, 2004.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value
					at Assumed Annual Rates
					of Stock Price Appreciation
	Individual Grants				for Option Term(1)
	Number of
	Securities	% of Total
	Underlying	Options
	Options	Granted	Exercise	Expiration
Name	Granted (2)	to Employees	Price(3)	Date	5%	10%

Michael J. Blodnick	3,750	0.83%	$27.072	1/30/09	$28,048	$61,979

William L. Bouchee	3,750	0.83%	$27.072	1/30/09	$28,048	$61,979

Jon W. Hippler	3,750	0.83%	$27.072	1/30/09	$28,048	$61,979

James H. Strosahl	3,750	0.83%	$27.072	1/30/09	$28,048	$61,979

(1)	The potential realizable value portion is based on the assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the five-year option term. These numbers are calculated based on the requirements of the Securities and Exchange Commission (“SEC”) and do not reflect the Company’s estimate of future stock price performance.

(2)	The Company’s stock option plan is administered by a Committee of the Board of Directors, which determines to whom options are granted, as well as the number of shares and the exercise price. The options vest over two years from the date of grant. Options are granted at the fair market value and are exercisable for a period up to five years. Options may be exercised for a period of 90 days following termination of employment and for one year following death or disability, or upon the original expiration date, whichever is earlier. Amounts have been adjusted to reflect all subsequent stock splits and dividends paid on Glacier common stock.

(3)	The exercise price was based on the market price of Glacier stock on the date of grant, as adjusted for subsequent stock splits and dividends.

     Option Exercises. The following table sets forth certain information concerning exercises of stock options under the stock option plans by the named executive officers during the year ended December 31, 2004, and stock options held at year-end.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND YEAR END OPTION VALUES

					Value of
	Shares		Number of		Unexercised In-the-Money
	Acquired on	Value	Unexercised		Options at
Name	Exercise(1)	Realized	Options at Year End(1)		Year End(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Michael J. Blodnick	7,988	$129,893	18,413	7,875	$371,442	$87,412

William L. Bouchee	8,415	$124,698	0	7,875	$0	$87,412

Jon W. Hippler	11,562	$268,611	27,564	7,875	$603,419	$87,412

James H. Strosahl	7,988	$128,854	18,413	7,875	$371,442	$87,412

(1)	The share amounts have been adjusted to reflect all stock splits and stock dividends paid on Glacier stock.

(2)	The average of the high and low sales prices of Glacier stock as reported on the Nasdaq National Market on December 31, 2004 was $32.315. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be “in-the-money” and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock options.

Employment Arrangements

     Below are summaries of certain agreements between executive officers listed in the compensation table and the Company or its subsidiaries. These summaries are qualified in their entirety by the individual agreements.

     Michael J. Blodnick Employment Agreement

     During calendar year 2004, Mr. Blodnick’s employment was governed by an employment agreement dated January 1, 2004. The Agreement terminated December 31, 2004 and a new agreement was entered into effective January 1, 2005. Mr. Blodnick’s agreement provides for an annual salary (currently $259,375.00), with subsequent increases subject to the Boards’ review of Mr. Blodnick’s compensation and performance. Incentive compensation is to be determined by the Board, and any bonus will be payable not later than January 31 of the year following the year in which the bonus is earned. If Mr. Blodnick’s employment is terminated by the Company without cause (as defined) or by Mr. Blodnick for good reason (as defined) during the term of the agreement, Mr. Blodnick will receive, for the remainder of the term, the salary and other benefits he would have been entitled to if his employment has not terminated. Mr. Blodnick is prohibited from competing with the Company or its subsidiaries during the term of the agreement and for a three-year period following his termination of employment.

     If Mr. Blodnick’s employment is terminated by the Company within three years following a change of control (as defined), or in some circumstances following the announcement of a change of control that subsequently occurs, other than for cause, the agreement provides that Mr. Blodnick will be entitled to receive an amount equal to 2.99 times his then current annual salary, payable in 36 monthly installments, plus continued employment benefits for 2.99 years following termination. This amount (2.99 times annual salary plus continuation of benefits) would also be payable if Mr. Blodnick terminates his employment within three years of a change of control. The agreement provides that the payments to be received by Mr. Blodnick will be limited to less than the amount that would cause them to be an

“excess parachute payment” within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code. In addition, the payments and benefits to be received by Mr. Blodnick will be reduced by any compensation that he receives from the Company or its successor following a change in control.

     James H. Strosahl Employment Agreement

     During calendar year 2004, Mr. Strosahl’s employment was governed by an employment agreement dated January 1, 2004. The Agreement terminated December 31, 2004 and a new agreement was entered into effective January 1, 2005. Mr. Strosahl’s agreement provides for an annual salary (currently $194,494.30), with subsequent increases subject to the Boards’ review of Mr. Strosahl’s compensation and performance. Incentive compensation is to be determined by the Board, and any bonus will be payable not later than January 31 of the year following the year in which the bonus is earned. If Mr. Strosahl’s employment is terminated by the Company without cause (as defined) or by Mr. Strosahl for good reason (as defined) during the term of the agreement, Mr. Strosahl will receive, for the remainder of the term, the salary and other benefits he would have been entitled to if his employment has not terminated. Mr. Strosahl is prohibited from competing with the Company or its subsidiaries during the term of the agreement and for a two-year period following his termination of employment.

     If Mr. Strosahl’s employment is terminated by the Company within three years following a change of control (as defined), or in some circumstances following the announcement of a change of control that subsequently occurs, other than for cause, the agreement provides that Mr. Strosahl will be entitled to receive an amount equal to 2 times his then current annual salary, payable in 24 monthly installments, plus continued employment benefits for 2 years following termination. This amount (2 times annual salary plus continuation of benefits) would also be payable if Mr. Strosahl terminates his employment within two years of a change of control. The agreement provides that the payments to be received by Mr. Strosahl will be limited to less than the amount that would cause them to be an “excess parachute payment” within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code. In addition, the payments and benefits to be received by Mr. Strosahl will be reduced by any compensation that he receives from the Company or its successor following a change in control.

     Jon W. Hippler and William L. Bouchee Employment Agreements

     During calendar year 2004, Mr. Hippler’s employment was governed by an employment agreement dated January 1, 2004 with Mountain West Bank, as ratified by the Company. The Agreement terminated December 31, 2004 and a new agreement was entered into effective January 1, 2005. During calendar year 2004, Mr. Bouchee’s employment was governed by an employment agreement dated January 1, 2004 with First Security Bank of Missoula, as ratified by the Company. The Agreement terminated December 31, 2004 and a new agreement was entered into effective January 1, 2005.

     The agreements for Messrs. Hippler and Bouchee are substantially the same, except that Mr. Hippler’s current salary is $190,000.00 and Mr. Bouchee’s is $138,000.00. In both cases, incentive compensation is to be determined by each bank’s board of directors, ratified by the Company’s board of directors, and any bonuses will be payable not later than January 31 of the year following the year in which the bonus is earned. If Mr. Hippler’s or Mr. Bouchee’s employment is terminated without cause (as defined) or by either of them for good reason (as defined) during the term of the agreement, Mr. Hippler or Mr. Bouchee, as the case may be, will receive, for the remainder of the term, the salary and other benefits he would have been entitled to if his employment has not terminated. Messrs. Hippler and Mr. Bouchee are prohibited from competing with the Company or any of its subsidiaries during the term of the agreement and for a one-year period following termination of employment.

     If Mr. Hippler’s or Mr. Bouchee’s employment is terminated within two years following a change of control (as defined), or in some cases following the announcement of a change of control that subsequently occurs, otherwise than for cause, the agreements provide that Mr. Hippler or Mr. Bouchee, as the case may be, will be entitled to receive an amount equal to one times his then current annual salary, payable in 12 monthly installments, plus continued employment benefits for one year following termination. This amount (one times annual salary plus continuation of benefits) would also be payable if Mr. Hippler or Mr. Bouchee terminates his employment within two years of a change of control. The agreement provides that the payments to be received by Mr. Hippler or Mr. Bouchee, as the case may be, will be limited to less than the amount that would cause them to be an “excess parachute payment” within the meaning of Section 280G(b)(2)(A) of the Internal Revenue Code. In addition, the payments and benefits to be received by Mr. Hippler or Mr. Bouchee, as the case may be, will be reduced by any compensation that he receives following a change in control.

Deferred Compensation Plan

     Since December 1995, the Company has maintained a deferred compensation plan (the “Plan”) for directors and key employees. The Plan permits eligible directors and officers of the Company to defer certain income that would otherwise be taxable as earned and paid in the ordinary course. On February 23, 2005, the Board approved resolutions amending and restating the Plan as of January 1, 2005. The changes arose principally in response to the recent enactment of Section 409A of Internal Revenue Code of 1986, and permit participants to elect cash-out distributions in 2005, and to make new distribution elections on terms that conform with the restrictions set forth in Section 409A.

     As amended and restated, the Plan permits a designated officer or key employee to annually defer up to 50% of his or her salary, as well as up to 100% of any cash bonuses. A non-employee director may elect to have any portion of his or her director’s fees deferred into an account. The restated Plan also provides that the post-2004 rate of return on deferred compensation accounts will equal fifty percent (50%) of the Company’s return-on-average-equity (whether positive or negative) as of December 31 for such year. This change is expected to limit the Company’s future compensation expense while retaining the Plan’s performance-based nature. For example, the Company’s 2004 compensation expense relating to the Plan was approximately $437,000; this expense would have been approximately 75% less if the amendment to the Plan had been effective as of January 1, 2004.

Supplemental Executive Retirement Plan

     In December 1995, the Board adopted a nonqualified and nonfunded Supplemental Executive Retirement Plan (the “SERP”) for senior executive officers. The SERP is intended to supplement payments due to participants upon retirement under the Company’s other qualified plans. In general, the SERP provides that the Company will credit each participating executive’s account on an annual basis, an amount equal to employer contributions that would have otherwise been allocated to the executive’s account under the tax-qualified plans were it not for limitations imposed by the Internal Revenue Service, or participation in the deferred compensation plan. Messrs. Blodnick, Hippler and Strosahl are all participants in the SERP and received an allocation under the SERP in the amounts of $25,004, $3,325 and $9,794, respectively, for the fiscal year 2004.

     On February 23, 2005, the Board approved resolutions amending and restating the SERP. The principal changes mirror those described above for the Company’s Deferred Compensation Plan, namely: permitting participants to make cash-out elections and new distribution elections in 2005, and providing that, for years after 2004, the account balance for each participant will be credited with a rate of return that is equal to fifty (50%) of the Company’s return-on-average equity.

1995 Employee Stock Option Plan

     At the 1995 Annual Meeting, the shareholders adopted the 1995 Employee Stock Option Plan, which supplemented the plan previously adopted in 1989. The Board of Directors (or a Committee appointed by the Board) administers the 1995 Plan. The 1995 Plan, which has a term of ten years, provides for granting to key employees of the Company options that qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, and nonqualified stock options.

     At the 1999 Annual Meeting, the shareholders approved amendments to the 1995 Plan, (i) increasing the number of shares available under the 1995 Plan by 600,000, as subsequently adjusted for stock splits and stock dividends, and (ii) allowing for the cashless exercise of stock options, subject to the Company’s approval. At the 2002 Annual Meeting, the shareholders approved an amendment to the 1995 Plan to increase the number of shares available under the 1995 Plan by 1,000,000, as subsequently adjusted for stock splits and stock dividends. As of December 31, 2004, options to purchase an aggregate of 1,208,505 shares were granted but had not yet been exercised, and 1,198,092 remained available for further grant. The 1995 Plan expired on February 22, 2005; therefore, no more options may be granted under the 1995 Plan. As of the expiration date, 812,421 shares remained available for grant, and are to be de-registered. As discussed below under “Proposal No. 2,” the Board is recommending that shareholders approve the new 2005 Stock Incentive Plan.

Report of Audit Committee

     The Audit Committee of the Board of Directors makes the following report, which notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, will not be incorporated by reference into any such filings and will not otherwise be deemed to be proxy soliciting materials or to be filed under such Acts.

     The Audit Committee consists of the directors listed below. The Board of Directors has determined that (i) the current membership of the Audit Committee meets the independence requirements as defined under the Nasdaq listing standards; and (ii) Everit Sliter meets the “audit committee financial expert” qualifications. During 2002 and early 2003, the SEC issued rules under the Sarbanes Act governing the role and membership standards of Audit Committees.

     Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The Audit Committee is responsible for overseeing Glacier’s financial reporting processes on behalf of the Board of Directors.

     The Audit Committee has met and held discussions with management and the Company’s independent auditors. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Our independent auditors also provided to the Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm’s independence.

     Based on the Committee’s review of the audited consolidated financial statements and the various discussions with management and the independent auditors noted above, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC.

Audit Committee Members – 2004

Everit A. Sliter (Chairperson) ¿ James M. English
Fred J. Flanders ¿ L. Peter Larson

Report of Compensation Committee

     The Compensation Committee of the Board of Directors makes the following report, which notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, will not be incorporated by reference into any such filings and will not otherwise be deemed to be proxy soliciting materials or to be filed under such Acts.

     Below is our report of the Compensation Committee of the Board. The Board has determined that each member of the Committee is “independent” as defined by applicable Nasdaq listing standards. The Compensation Committee is responsible for establishing and administering the Company’s executive compensation program and general compensation policies and incentive plans. This report is specific to compensation during the fiscal year 2004; however, the Compensation Committee does not intend to dramatically alter its basic philosophies and objectives in the near future.

     The Company, acting through the Compensation Committee, believes compensation of its executives and other key personnel should reflect and support the goals and strategies of the Company.

Compensation Philosophy, Objectives and Structure.

     The Compensation Committee’s principal objectives in determining compensation are to attract, reward and retain key executive officers, to motivate executive officers to perform to the best of their abilities, and to achieve short-term and long-term corporate objectives that will contribute to the overall goal of enhancing shareholder value. To further these objectives, the Compensation Committee has adopted the following policies:

•	We will compensate competitively with our peer groups and similarly performing financial companies.

•	Our performance at the corporate, subsidiary and individual executive officer level will determine a significant portion of compensation, with due regard to financial performance relative to peer groups.

•	Attaining realizable but challenging objectives will determine performance-based compensation.

•	We will encourage executive officers to hold substantial long-term equity stakes in the Company, so that their interests will coincide with the interest of our shareholders; accordingly, stock options will constitute a portion of compensation.

     Elements of our compensation of executive officers are:

•	Base salary and bonuses;

•	Incentive compensation in the form of stock options;

•	Our Deferred Compensation Plan; and

•	Other compensation and benefits generally available to all employees, such as health, life and disability insurance and Company contributions under our 401(k) and pension plans.

     The Compensation Committee believes that our goals are best supported by attracting and retaining well-qualified executive officers and other employees through competitive compensation arrangements, with emphasis on rewards for outstanding contributions to our success, and with a special emphasis on aligning the interests of our executive officers and other employees with those of our shareholders.

Compensation of Chief Executive Officer

     The Chief Executive Officer’s compensation is based on an evaluation of several performance factors. Where possible, objective measurements are used with heavy emphasis on the Company’s financial results. In addition, a number of subjective evaluations of performance are used. The Committee does not base its decisions on any set profitability table or formulas. We review the levels of compensation for Chief Executive Officers of companies we feel are comparable in size (assets). We primarily use data from publicly traded companies. Our universe of comparable companies includes publicly traded financial institutions located throughout the United States. We contracted with SNL Financial L.C. to provide us with a list of companies $2 billion to $4 billion in size.

     This study produced a total of 52 holding companies located throughout the country. We expanded this list from last year’s number to account for our increased size. A review of all 52 companies indicated the following:

Rank
GBCI	Total Assets	19 of 52

GBCI	Return on Assets	13 of 52

GBCI	Return on Equity	12 of 52

GBCI	CEO Salary	43 of 52

     Our CEO’s total compensation is in the bottom quartile, our performance is in the top quartile, and our asset size is in the second quartile. The above again indicates, as it did last year, that we are below our peer group on CEO pay. To bring our CEO’s total compensation to the mid-point of our peer group would require an increase in his compensation of $294,102. An increase of $170,475 would be necessary to bring our CEO’s base salary to the mid-point. These increases would put our CEO compensation more in line with our performance figures and our asset size.

     In addition to financial performance, company size and geographical location, the Committee has developed additional standards for performance review. The Committee considers the following criteria:

     Credit Quality. Although financial performance is very important in determining a company’s results for the year, it is also important that short-term performance does not come with a sacrifice of credit quality. Credit quality is important to the long-term performance of the company. The quality of the loan portfolios maintained by the Company’s subsidiary banks remains high in comparison to other institutions in our peer group.

     Management. Effective communication of our overall corporate and subsidiary banks’ goals and objectives to the Company’s employees was considered. The CEO’s communication of these goals was considered excellent.

     Mergers and Acquisitions. The successful integration of previously acquired banks and the anticipation of future acquisitions and the effective integration of banks into our Company while retaining all customers of the acquired bank is a primary goal of the Company. Additional acquisitions that fit into our strategic plan are an important element of growth, along with increasing the market share of our existing banks. The Company’s growth from acquisitions had been slow for several years. However, we were able to capitalize on attractive opportunities in 2004, as reflected in the Company’s announced whole-bank acquisitions in Idaho and Wyoming and branch acquisition in Washington State. This pace of acquisitions was fully acceptable to the Compensation Committee during 2004.

     Shareholder Relations. Effective communication with our shareholders, brokers and analysts is important. We considered whether the Chief Executive Officer is effectively communicating our Company’s goals, allowing our shareholders, brokers and analysts to effectively judge our performance. We felt all of these goals were met or exceeded during 2004.

     In reviewing all of the above factors, the Compensation Committee recommended an increase in compensation for our CEO. Toward this end, the Compensation Committee recommended and the Board approved an additional $50,000 be put in the Company’s Bonus Pool. The Committee recommended an increase of 10% in base salary and an additional sum over last year’s $125,000 bonus. The Chairman and one Committee member met with our CEO. He declined to take the 10% raise but agreed to take a 3.75% increase (the approved company-wide objective). He also declined any additional increase in his bonus preferring that the additional funds contributed to the Company’s Bonus Pool be available for other employees in the Company.

Compensation Committee Members

Allen J. Fetscher (Chairperson) ¿ James M. English ¿ Fred J. Flanders
L. Peter Larson ¿ John S. MacMillan ¿ Everit A. Sliter

STOCK PERFORMANCE GRAPH

     The following graphs compare the yearly cumulative total return of the common stock over both a five-year and ten-year measurement period with the yearly cumulative total return on the stocks included in (i) the Russell 2000 Index, and (ii) the SNL Bank Index comprised of banks or bank holding companies with total assets between $1 billion and $5 billion. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.

Glacier Bancorp Stock Price Performance
Five -Year Performance

Glacier Bancorp, Inc.

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Glacier Bancorp, Inc.	100.00	87.71	154.81	180.34	281.25	377.71
Russell 2000	100.00	96.98	99.39	79.03	116.38	137.71
SNL $1B-$5B Bank Index	100.00	113.48	137.88	159.16	216.44	267.12

Glacier Bancorp Stock Price Performance
Ten -Year Performance

Glacier Bancorp, Inc.

	Period Ending
Index	12/31/94	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04

Glacier Bancorp, Inc.	100.00	139.22	190.76	299.61	296.59	247.01	216.66	382.40	445.46	694.73	933.00
Russell 2000	100.00	128.45	149.64	183.10	178.44	216.37	209.83	215.05	171.00	251.81	297.96
SNL $1B-$5B Bank Index	100.00	134.48	174.33	290.73	290.06	266.58	302.51	367.55	424.28	576.98	712.09

SNL Financial LC © 2005	(434) 977-1600

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Executive Officers who are not Directors

     The following table sets forth information with respect to the executive officers who are not directors or nominees for director of the Company, and executive officers and directors as a group. All executive officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors.

Amount and Nature of
Beneficial Ownership of
Common Stock as of
Name and Age	Position	January 15, 2005*
James H. Strosahl, 63	Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company(1) ; employed since 1993	95,051 (2) 0.39%
Executive officers and directors as a group (10 individuals)		1,688,398 (3) 6.88%

*	Share amounts have been adjusted to reflect all stock splits and stock dividends on Glacier stock.

(1)	Mr. Strosahl is also a director of the following Company subsidiaries: Glacier Bank, Glacier Bank of Whitefish, First Security Bank and Mountain West Bank.

(2)	Includes 50,632 shares held jointly with Mr. Strosahl’s wife with whom voting and dispositive power is shared; 21,881 shares held in an IRA account; and 22,538 shares that could be acquired within 60 days by the exercise of stock options

(3)	Includes 141,020 shares held by executive officers and directors as a group that could be acquired within 60 days by the exercise of stock options.

Beneficial Owners

     The following table includes information as of December 31, 2004 concerning the only persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (“Exchange Act”), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Annual Meeting record date.

	Amount and Nature
Name and Address of	of Beneficial
Beneficial Owner	Ownership (1)	Percent of Class
T. Rowe Price Associates, Inc.	1,540,444 (2)	6.2%
100 E. Pratt Street
Baltimore, Maryland 21202

Columbia Wanger Asset Management, L.P.	2,266,073 (3)	9.2%
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

(1)	Pursuant to rules promulgated by the SEC under the Exchange Act, a person or entity is considered to beneficially own shares of common stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares.

(2)	Based on an amended Schedule 13G filed under the Exchange Act. These securities are owned by various individual and institutional investors, which T. Rowe Price Associates, Inc. (“Price Associates”) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(3)	Based on the amended Schedule 13G filed under the Exchange Act, the securities are owned by Columbia Wanger Asset Manager, L.P. (“WAM”), a registered investment advisor, WAM Acquisition GP, Inc. (“WAM GP”), the general partner of WAM, and Columbia Acorn Trust (“Acorn”), a registered investment company. Persons other than WAM and WAM GP, including Acorn, are entitled to receive all dividends from, and proceeds from the sale of, those securities. Acorn is the beneficial owner of 2,187,000 shares of Glacier common stock.

TRANSACTIONS WITH MANAGEMENT

Certain Transactions

     During 2004 certain directors and executive officers of Glacier and its subsidiaries, and their associates, were customers of one or more of Glacier’s subsidiary banks, and it is anticipated that such individuals will continue to be customers in the future. Except as disclosed in the following section, all transactions between Glacier’s subsidiary banks and Glacier’s executive officers and directors, and their associates, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not involve more than the normal risk of collectability or present other unfavorable features.

Employee Loan Program

     Federal regulations require that all loans or extensions of credit to executive officers and directors of the Company and the Subsidiaries must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other nonaffiliated persons and must not involve more than the normal risk of repayment or present other unfavorable features. The regulations authorize that a bank may make extensions of credit pursuant to a benefit or compensation program that (i) is available to all employees of the bank or its affiliates; and (ii) does not give preference to any insider over other employees of the bank or its affiliates. The regulations govern the amount of credit that a bank may extend to an insider, and, in those instances where the loan exceeds the allowed limit, requires that (i) the loan be approved by a majority of the board of directors; and (ii) the insider abstain from participating directly or indirectly in the voting.

     The Company has adopted an Employee Loan Program, providing that loans be made to executive officers and directors and all other employees of the Company and its subsidiaries on equal terms. Set forth below is certain information as of December 31, 2004 relating to loans that, in the aggregate, exceed $60,000 and which were made on preferential terms, as explained above, to executive officers and directors of the Company. All loans are secured by real estate, except as noted. The table does not include loans which have been made on the same terms, including interest rates and collateral, as those made to non-affiliated parties and which in the opinion of management do not involve more than the normal risk of repayment or present other unfavorable features.

		Largest Aggregate
	Nature of	Amount during		Interest	Note Rate at
	Transaction	January 1, 2004 to	Balance at	Rate to	December 31,
Name	and Indebtedness	December 31, 2004	December 31, 2004	Employee(1)	2004 (2)
John S. MacMillan	First Mortgage on	$90,523	$85,559	2.27%	5.50%
Chairman	primary residence

Everit A. Sliter,	First Mortgage on	$47,908	$39,917	2.47%	7.0%
Director	primary residence

James H. Strosahl,	Home Equity Line of	$16,456	$0	5.25%	5.75%
Executive Vice	Credit
President, CFO, Treasurer and Secretary

(1)	This reflects borrowing to finance home improvements or to purchase homes and is 1% above Glacier Bank’s cost of money. For Home Equity Line, the rate charged is 0.5% less than the rate charged to non-employees.

(2)	This will become the applicable interest rate if the officer or director’s employment with the Company is resigned or otherwise terminated.

Proposal No. 2 – Approval of 2005 Stock Incentive Plan

     The Board of Directors adopted the Glacier Bancorp, Inc. 2005 Stock Incentive Plan (the “2005 Plan”) on February 23, 2005. The Plan is subject to shareholder approval at this Annual Meeting. Below is a summary of the principal provisions of the 2005 Plan and its operation. A copy of the 2005 Plan is set forth in full in Appendix A to this Proxy Statement, and the following description of the 2005 Plan is qualified in its entirety by reference to Appendix A.

Background

     The Board of Directors has adopted the 2005 Plan as the preferred vehicle for making future awards of stock based incentive compensation to eligible employees, consultants, and directors of the Company and its affiliates. The Company’s shareholders are also being asked to approve the 2005 Plan as a successor to the Company’s 1995 Employee Stock Option Plan (the “1995 Plan”) and the Company’s 1989 Employee Stock Option Plan (the “1989 Plan”). As of the date of this proxy statement, both of these plans have expired, meaning that the Company cannot make future awards under them.

     If the 2005 Plan receives shareholder approval, the Company will register with the SEC, on a Form S-8 Registration Statement, the 2,500,000 shares of Company common stock (“Shares”) that would be issuable under the 2005 Plan. As of the Record Date, there were options to acquire 1,576,384 Shares outstanding, with a weighted average exercise price of $22.34 and with a weighted average term to expiration of 3.5 years. In addition, as of the Record Date, options to acquire an aggregate of 512,094 Shares remain available for future grant under the 1994 Director Stock Option Plan, and options to acquire an aggregate of 816,421 Shares remain available for grant under the 1995 Plan. However, the Company will de-register the remaining Shares that could have been issued under the 1995 Plan before its expiration.

     There are two principal differences between the 2005 Plan and the 1995 Plan. First, the 2005 Plan permits future awards for 2,500,000 Shares to employees, consultants, and directors, with no more than 1,700,000 of those Shares being available for Awards in a form other than stock options and stock appreciation rights. In view of the number of employees of the Company and its subsidiaries and the fact that the Company expects in the future to make acquisitions resulting in the hiring of additional employees, the Board of Directors recognizes the need for this increase in the number of Shares which may be issued pursuant to awards relating to the Shares.

     The 2005 Plan’s second principal difference from the 1995 Plan relates to the greater flexibility that the 2005 Plan will provide with respect to the types of awards that could be made. The 1995 Plan basically focused on stock options, while the 2005 Plan would allow grants not only in the form of stock options but also in the form of stock appreciation rights, restricted stock, deferred shares, and performance awards. These types of awards are described below, and are referred to below collectively as “Awards.”

     The Board of Directors believes that the 2005 Plan is a critical factor in attracting, retaining and motivating employees, consultants, and directors of the Company and its affiliates. The Board believes that the Company needs the flexibility both to have Shares available for future equity-based awards, and to make future awards in a form other than stock options. Before making any Awards, the Company will carefully consider the effect of newly-adopted financial accounting standards that relate to the financial expense arising from Awards. These new rules generally apply to the Company as of July 1, 2005. See “Expected Financial Implications” below.

Vote Required and Board Recommendation

     The affirmative vote of the holders of a majority of the shares of Company common stock present in person or by proxy at the Annual Meeting and voting on this proposal is required for approval of this proposal.

     The Board of Directors unanimously recommends that the Company’s shareholders vote “FOR” approval of the 2005 Plan.

Description of the 2005 Plan

     General. Directors, officers, and employees of the Company and its affiliates may be granted Awards, though only employees may receive stock options classified as “incentive stock options” (also known as “ISOs”). Following the Annual Meeting, if all nominees for Director are elected, the Company will have approximately 70 Directors and approximately 34 employees eligible to receive awards under the 2005 Plan.

     A maximum of 2,500,000 shares of Common Stock may be made the subject of Awards under the 2005 Plan, with no more than 1,700,000 Shares being available for Awards in a form other than stock options and stock appreciation rights. No Director, officer, or employee may be granted options with respect to more than 300,000 shares of Common Stock during the term of the 2005 Plan; however, that number of shares may be adjusted in the event of certain changes in the capitalization of the Company. The closing bid price of Common Stock as reported on the NASDAQ as of the Record Date was $30.91 per share.

     The 2005 Plan will be administered by a committee of at least three Directors (the “Committee”), each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Committee will have authority, subject to the terms of the 2005 Plan, to determine when and to whom to make grants under the plan, the type of award and the number of shares to be covered by the grants, the fair market value of shares, the terms of the grants, which includes the exercise price of the shares of Common Stock covered by options, any applicable vesting provisions, and conditions under which awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the 2005 Plan and awards. Subject to applicable law, the Committee may delegate administrative functions to officers or other designated employees of the Company or its affiliates.

     Options. Options granted under the 2005 Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs; provided that ISO treatment is not be available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

     SARs. A share appreciation right generally permits a participant who receives it to receive, upon exercise, shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options, or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

     Exercise Price for Options and SARs. The per share purchase price under each option or SAR granted shall be established by the Committee at the time the option is granted. However, the per share purchase price for non-ISOs shall not be less than 100% of the fair market value (generally, the current price reflected in trading on the NASDAQ, which is our principal trading market) of a share of Common Stock on the date the option is granted. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the award for participants who own more than ten percent of our shares on the grant date. For ISOs granted to other participants and for options intended to be exempt from Code section 162(m) limitations, the exercise price may not be less than 100% of the fair market value of the underlying shares on the grant date. The Plan does not permit the re-pricing of stock options.

     Exercise of Options and SARs. Each option granted pursuant to the 2005 Plan shall be for such term as determined by the Committee; provided, however, that no option shall be exercisable sooner than one year nor more than ten years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares). To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, certain shares, and cashless exercise under a program the Committee approves.

     Subject to the terms of the agreement evidencing an option grant, the option may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). Forfeiture occurs on termination for cause. The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon settlement of the SARs.

     Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the 2005 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares after certain vesting requirements are met, and may grant unrestricted shares as to which the participant’s interest is immediately vested. For restricted awards, the 2005 Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interests in such awards becomes vested. The 2005 Plan provides for deferred share units in order to permit certain directors, consultants, or select members of management to defer their receipt of compensation payable in cash or shares (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares.

     Whenever shares are released pursuant to these awards, the participant will be entitled to receive additional shares that reflect any stock dividends that the Company’s shareholders received between the date of the award and issuance or release of the shares. Likewise, a participant will be entitled to receive a cash payment reflecting cash dividends paid to the Company’s shareholders during the same period. Such cash dividends will accrue interest, at 5% per annum, from their payment date to the Company’s shareholders until paid in cash when the shares to which they relate are either released from restrictions in the case of restricted shares or issued in the case of restricted share units.

     Performance Awards. The 2005 Plan authorizes the Committee to grant performance-based awards in the form of performance units that the Committee may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, performance awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance awards are payable in shares, cash, or some combination of the two; subject to an individual participant limit of $1,000,000 or 30,000 shares per performance period. The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

     With respect to Performance Compensation Awards, the 2005 Plan requires that the Committee specify in writing the performance period to which the award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code section 162(m).

     Under the 2005 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

     Income Tax Withholding. As a condition for the issuance of shares pursuant to Awards, the 2005 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

     Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or highly compensated employees.

     Certain Corporate Transactions. The Committee may equitably adjust the number of shares covered by each outstanding award, and the number of shares that have been authorized for issuance under the 2005 Plan but as to which no awards have yet been granted or that have been returned to the 2005 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under the 2005 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. In any case, such substitution of securities will not require the consent of any person who is granted awards pursuant to the 2005 Plan. Notwithstanding the foregoing, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type .

     In addition, in the event or in anticipation of a Change in Control (as defined in the 2005 Plan), the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any participant with respect to his or her outstanding awards (except to the extent an award provides otherwise), take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award will be assumed or substituted with a substantially equivalent award by a successor corporation or a parent or subsidiary of such successor corporation; (ii) accelerate the vesting of awards for any period (and may provide for termination of unexercised options and SARs at the end of that period) so that awards shall vest (and, to the extent applicable, become exercisable) as to the shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares issued upon exercise of an award shall lapse as to the shares subject to such repurchase right; or (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards.

     Notwithstanding the above, in the event a participant holding an award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2005 Plan) by the successor corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted award held by the terminated participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of options and SARs), and any repurchase right applicable to any shares shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the participant’s termination.

     In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all awards will immediately terminate, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

     Term of the 2005 Plan; Amendments or Termination. The Board of Directors of the Company has the power to terminate, amend, alter, suspend, or discontinue the 2005 Plan at any time. If the Board of Directors does not take action to earlier terminate the 2005 Plan, it will terminate on February 22, 2015. Certain amendments may require the approval of the Company’s shareholders. No amendment, suspension, or termination of the 2005 Plan shall materially and adversely affect awards that previously had been granted without the written consent of the holders of those options unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization or it is otherwise mutually agreed between the participant and the Committee. Notwithstanding the foregoing, the Committee may amend the 2005 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

     Expected Federal Income Tax Consequences. The following is a general discussion of certain U.S. federal income tax consequences relating to awards granted under the 2005 Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of the existing laws, regulations and rulings which could be altered materially with enactment of any new tax legislation.

     Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:

     Non-ISOs. A participant will not recognize income at the time a non-ISO is granted. At the time a non-ISO is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

     Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

     Restricted Shares, Restricted Share Units, Deferred Share Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, deferred share units or performance awards, unless the participant elects with respect to restricted shares or restricted share units to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance awards and awards of unrestricted shares.

     Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code section 280G, and the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not performance-based” within the meaning of Code section 162(m) in certain circumstances. The 2005 Plan is designed to permit awards that qualify as performance-based compensation for this purpose.

COMPLIANCE WITH SECTION 16(A) FILING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934 requires that all of our executive officers and directors and all persons who beneficially own more than 10 percent of our common stock file reports with the SEC regarding beneficial ownership of Company stock. We have adopted procedures to assist our directors and executive officers in complying with the Section 16(a) filings.

     Based solely on our review of the copies of the filings which we received for the fiscal year ended December 31, 2004, or written representations from certain reporting persons, we believe that all reporting persons made all filings required by Section 16(a) on a timely basis, except that Michael Blodnick inadvertently failed to file a timely Form 4 for stock options that were granted on January 28, 2004. The delinquent report was subsequently filed on February 2, 2004.

REGISTERED PUBLIC ACCOUNTANTS

     KPMG LLP, independent registered public accounting firm, performed the audit of our consolidated financial statements, which include our subsidiaries, for the year ended December 31, 2004. A representative of KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires.

Fees Paid to Independent Registered Public Accounting Firm

     The following table sets forth the aggregate fees charged to the Company by KPMG LLP, for audit services rendered in connection with the audited consolidated financial statements and reports for the 2004 and 2003 fiscal years and for other services rendered during the 2004 and 2003 fiscal years.

Fee Category	Fiscal 2004	% of Total	Fiscal 2003	% of Total
Audit Fees	$749,751	98.6%	$209,813	92.5%

Audit-Related Fees	10,275	1.4%	17,000	7.5%

Tax Fees	0	0%	0	0%

All Other Fees	0	0%	0	0%

Total Fees	$760,026	100%	$226,813	100%

     Audit Fees. Consists of fees billed to Glacier for professional services rendered by KPMG LLP in connection with the audits of our financial statements and the effectiveness of internal controls over financial accounting, and the reviews of financial statements included in Glacier’s Form 10-Q’s or services to Glacier in connection with statutory or regulatory filings or engagements.

     Audit-Related Fees. In 2004, the fees related to audits of Glacier’s employee benefit plans and technical accounting research. In 2003, this consisted of fees relating to audits of Glacier’s employee benefit plans.

     Tax Fees. There were no fees incurred for tax services for the fiscal years ended December 31, 2004 and 2003.

     All Other Fees. There were no fees for services not included above for the fiscal years ended December 31, 2004 and 2003.

     In considering the nature of the services provided by KPMG LLP, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with KPMG LLP and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes Act, as well as the American Institute of Certified Public Accountants.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

     The services performed by KPMG LLP in 2004 were pre-approved in accordance with the pre-approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the “Disclosure Categories”) that KPMG LLP may perform. The policy requires that prior to the beginning of each fiscal year, a description of the services (the “Service List”) expected to be performed by KPMG LLP in each of the Disclosure Categories in the following fiscal year be presented to the Audit Committee for approval.

     Services provided by KPMG LLP during the following year that are included in the Service List were pre-approved following the policies and procedures of the Audit Committee.

     Any requests for audit, audit-related, tax, and other services not contemplated on the Service List must be submitted to the Audit Committee for specific pre-approval and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.

     In addition, although not required by the rules and regulations of the SEC, the Audit Committee generally requests a range of fees associated with each proposed service on the Service List and any services that were not originally included on the Service List. Providing a range of fees for a service incorporates appropriate oversight and control of the independent auditor relationship, while permitting the Company to receive immediate assistance from KPMG LLP when time is of the essence.

     The Audit Committee reviews the status of services and fees incurred year-to-date against the original Service List and the forecast of remaining services and fees for the fiscal year.

OTHER BUSINESS

     The Board knows of no other matters to be brought before the shareholders at the Annual Meeting. If other matters are properly presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Shareholder Proposals

     In order for a shareholder proposal to be considered for inclusion in the Company’s Proxy Statement for next year’s annual meeting, the written proposal must be received by the Company no later than November 23, 2005 and should contain such information as is required under the Company’s Bylaws. Such proposals need to comply with the SEC’s regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. No shareholder proposal from the floor will be considered at the annual meeting. In addition, if we receive notice of a shareholder proposal after February 6, 2006, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal

Director Nominations

     The Company’s Bylaws provide for the nomination of director candidates by Company shareholders. In order to recommend that the Nominating Committee consider a person for inclusion as a director nominee in the Company’s proxy statement for next year’s annual meeting, the Company must receive a recommendation no later than November 23, 2005. In addition, the notice of recommendation must meet all other requirements contained in the Company’s Bylaws. Such recommendation should be sent to the attention of the Secretary of the Company, and should contain the following information: (a) the name and address of each proposed nominee and the number of shares of Glacier stock held by such nominee; (b) the principal occupation of each proposed nominee; (c) a description of any arrangements or understandings between the nominee and the nominating shareholder pursuant to which the nomination is being made; (d) your name and address; (e) the number of shares of stock of Glacier you own; and (f) a consent of the nominee agreeing to the nomination. The presiding officer of the meeting may disregard your nomination if it does not contain the above information and otherwise meet the requirements set forth in the Company’s Bylaws.

Copy of Bylaw Provisions

     You may contact the Company’s Corporate Secretary for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

ANNUAL REPORT TO SHAREHOLDERS

     Any shareholder may obtain without charge a copy of our Annual Report on Form 10-K filed with the SEC under the Securities Exchange Act of 1934 for the year ended December 31, 2003, including financial statements. Written requests for the Form 10-K should be addressed to James H. Strosahl, Corporate Secretary, at 49 Commons Loop, Kalispell, Montana 59901.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

     In some cases, only one copy of this Proxy Statement is being delivered to multiple shareholders sharing an address unless we have received contrary instructions fro one or more of the shareholders. We will deliver promptly, upon written request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. To request a separate delivery of these materials now or in the future, a shareholder may submit a written or oral request to the Marketing Director at the address and number written above. Additionally, any shareholders who are presently sharing an address and receiving multiple copies of either the Proxy Statement or the Annual Report and who would rather receive a single copy of such materials may instruct us accordingly by directing their request to us in the manner provided above

March 23, 2005	BY ORDER OF THE BOARD OF DIRECTORS

James H. Strosahl, Secretary

Appendix A

GLACIER BANCORP, INC.

2005 STOCK INCENTIVE PLAN

1. Establishment, Purpose, and Types of Awards

     Glacier Bancorp, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “Glacier Bancorp, Inc. 2005 Stock Incentive Plan” (hereinafter referred to as the “Plan”), in order to provide incentives and awards to select employees and directors of the Company and its Affiliates.

     The Plan permits the granting of the following types of awards (“Awards”), according to the Sections of the Plan listed here:

Section 6	Options
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Deferred Share Units
Section 10	Performance Awards

     The Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2. Defined Terms

     Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in Appendix A, unless defined elsewhere in this Plan or the context of their use clearly indicates a different meaning.

3. Shares Subject to the Plan

     Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 2,500,000 Shares, provided that the Company shall not issue more than 1,700,000 Shares pursuant to Awards in a form other than Options and SARs, and shall not make additional awards under the Glacier Bancorp, Inc. 1995 Employee Stock Option Plan. For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

     Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable, and Shares that are for any other reason not paid or delivered under the Plan shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares issued pursuant to Awards, provided that any Shares that are issued under the Plan and forfeited back to the Plan shall be available for issuance pursuant to future ISO Awards.

4. Administration

     (a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

     (b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

     (c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

          (i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

          (ii) to determine, from time to time, the Fair Market Value of Shares;

          (iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

          (iv) to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

          (v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration; and

          (vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

          (vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

     Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates.

     (d) Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

     (e) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to the Plan, any Award or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5. Eligibility

     (a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such person is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

     (b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

     (c) Limits on Awards. During the term of the Plan, no Participant may receive Options and SARs that relate to more than 300,000 Shares. The Committee will adjust this limitation pursuant to Section 13 below.

     (d) Replacement Awards. Subject to Applicable Laws (including any associated Shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options, these other terms may not involve an Exercise Price that is lower than the Exercise Price of the surrendered Option unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6. Option Awards

     (a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Non-ISOs to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Non-ISO, and the same Award Agreement may grant both types of Options. At the sole discretion of the Committee, any Option may be exercisable, in whole or in part, immediately upon the grant thereof, or only after the occurrence of a specified event, or only in installments, which installments may vary. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

     (b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

     (c) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(h) hereof; provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

     (d) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

     (e) Exercise of Option. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

     (f) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

     (g) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of written notice of exercise to the secretary of the Company accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

          (i) cash or check payable to the Company (in U.S. dollars);

          (ii) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) were not acquired by such Participant pursuant to the exercise of an Option, unless such Shares have been owned by such Participant for at least six months or such other period as the Committee may determine, (D) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (E) are duly endorsed for transfer to the Company;

          (iii) a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker or dealer to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to deliver the certificates for the purchased Shares directly to such broker or dealer in order to complete the sale; or

          (iv) any combination of the foregoing methods of payment.

     The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

     (h) Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

     The following provisions shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an Option shall terminate when there is a termination of a Participant’s Continuous Service:

          (i) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (ii) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iii) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

          (iv) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within thirty days following termination of the Participant’s Continuous Service, the Option may be exercised, at any time within one year following the date of the Participant’s death, by the Participant’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

          (v) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

     (i) Reverse Vesting. The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

7. Share Appreciate Rights (SARs)

     (a) Grants. The Committee may in its discretion grant Share Appreciation Rights to any Eligible Person, in any of the following forms:

          (i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

          (ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement.

          (iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (A) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (B) a price related to consideration payable to Company’s shareholders generally in connection with the event.

     (b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option. The exercise price of an SAR shall be subject to the special rules on pricing contained in Sections 6(d) and 6(j) hereof.

     (c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable; provided that the Award Agreement shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement, but shall not, without the approval of the shareholders of the Company, provide for a vesting period for the exercise of the SAR that is more favorable to the Participant than the exercise period for the related Option.

Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

     (d) Effect on Available Shares. All SARs are to be settled in shares of the Company’s stock and shall be counted in full against the number of shares available for award under the Plan, regardless of the number of exercise gain shares issued upon settlement of the SARs.

     (e) Payment. Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying -

          (i) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

          (ii) the number of Shares with respect to which the SAR has been exercised.

     Notwithstanding the foregoing, an SAR granted independently of an Option (i) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one-hundred percent (100%), of the amount determined pursuant to the preceding sentence, and (ii) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

     (f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

     (g) Termination of Employment or Consulting Relationship. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(h) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8. Restricted Shares, Restricted Share Units, and Unrestricted Shares

     (a) Grants. The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested. In addition, the Company may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested. The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions. In addition, the Committee may grant Awards hereunder in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

     (b) Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

     (c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

     (d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

     (e) Dividends Payable on Vesting. Whenever Shares are released to a Participant under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant shall receive (unless otherwise provided in the Award Agreement), with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued.

     (f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the

Committee may in its discretion convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares. Shares with respect to which a Participant makes a Section 83(b) Election shall not be eligible for deferral pursuant to Section 9 below.

     (g) Deferral Elections. At any time within the thirty-day period (or other shorter or longer period that the Committee selects) in which a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) receives an Award of either Restricted Shares or Restricted Share Units, the Committee may permit the Participant to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the Shares subject to the election, and any associated dividends and interest, shall be credited to an account established pursuant to Section 9 hereof on the date such Shares would otherwise have been released or issued to the Participant pursuant to Section 8(d) above.

9. Deferred Share Units

     (a) Elections to Defer. The Committee may permit any Eligible Person who is a Director, Consultant or member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Award other than Restricted Shares for which a Section 83(b) Election has been made), and in lieu thereof to have the Company credit to an internal Plan account (the “Account”) a number of deferred share units (“Deferred Share Units”) having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar month during which compensation is deferred. Each Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election by a Participant who is first eligible to defer hereunder) after its delivery to the Company, subject to Section 8(g) regarding deferral of Restricted Shares and Restricted Share Units and to Section 10(e) regarding deferral of Performance Awards, unless the Company sends the Participant a written notice explaining why the Election Form is invalid within five business days after the Company receives it. Notwithstanding the foregoing sentence: (i) Election Forms shall be ineffective with respect to any compensation that a Participant earns before the date on which the Company receives the Election Form, and (ii) the Committee may unilaterally make awards in the form of Deferred Share Units, regardless of whether or not the Participant foregoes other compensation.

     (b) Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to Deferred Share Units.

     (c) Issuances of Shares. The Company shall provide a Participant with one Share for each Deferred Share Unit in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service terminates, unless -

          (i) the Participant has properly elected a different form of distribution, on a form approved by the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are completed within ten years following termination of the Participant’s Continuous Service, and

          (ii) the Company received the Participant’s distribution election form at the time the Participant elects to defer the receipt of cash or other compensation pursuant to Section 9(a), provided that such election may be changed through any subsequent election that (i) is delivered to the Administrator at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s election, and (ii) defers the commencement of distributions by at least five years from the originally scheduled commencement date.

     Fractional shares shall not be issued, and instead shall be paid out in cash.

     (d) Crediting of Dividends. Whenever Shares are issued to a Participant pursuant to Section 9(c) above, such Participant shall also be entitled to receive, with respect to each Share issued, a cash amount equal to any cash dividends (plus simple interest at a rate of five percent per annum, or such other reasonable rate as the Committee may determine), and a number of Shares equal to any stock dividends which were declared and paid to the holders of Shares between the Grant Date and the date such Share is issued.

     (e) Emergency Withdrawals. In the event a Participant suffers an unforeseeable emergency within the contemplation of this Section and Section 409A of the Code, the Participant may apply to the Company for an immediate distribution of all or a portion of the Participant’s Deferred Share Units. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent (within the meaning of Section 152(a) of the Code) of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. Examples of purposes which are not considered unforeseeable emergencies include post-secondary school expenses or the desire to purchase a residence. In no event will a distribution be made to the extent the unforeseeable emergency could be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s nonessential assets to the extent such liquidation would not itself cause a severe financial hardship. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The Committee shall determine whether a Participant has a qualifying unforeseeable emergency and the amount which qualifies for distribution, if any. The Committee may require evidence of the purpose and amount of the need, and may establish such application or other procedures as it deems appropriate.

     (f) Unsecured Rights to Deferred Compensation. A Participant’s right to Deferred Share Units shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant or the Participant’s duly-authorized transferee to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, shares, or other funds of the Company.

10. Performance Awards

     (a) Performance Units. Subject to the limitations set forth in paragraph (c) hereof, the Committee may in its discretion grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award.

     (b) Performance Compensation Awards. Subject to the limitations set forth in paragraph (c) hereof, the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined).

     A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

     (c) Limitations on Awards. The maximum Performance Unit Award and the maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 30,000 Shares and $1,000,000 in cash. The Committee shall have the discretion to provide in any Award Agreement that any amounts earned in excess of these limitations will either be credited as Deferred Share Units, or as deferred cash compensation under a separate plan of the Company (provided in the latter case that such deferred compensation either bears a reasonable rate of interest or has a value based on one or more predetermined actual investments). Any amounts for which payment to the Participant is deferred pursuant to the preceding sentence shall be paid to the Participant in a future year or years not earlier than, and only to the extent that, the Participant is either not receiving compensation in excess of these limits for a Performance Period, or is not subject to the restrictions set forth under Section 162(b) of the Code.

     (d) Definitions.

     (i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from

Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

     (ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

     (iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

     (e) Deferral Elections. At any time prior to the date that is at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to an Award of either Performance Units or Performance Compensation, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees (within the meaning of the Code) to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 9 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to Section 10(a) or Section 10(b) above.

11. Taxes

     (a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

     (b) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

     (c) Special Rules. In the case of a Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

     (d) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of Shares previously acquired from the Company that are surrendered under this Section 11, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such longer period of time the Company may in its discretion require).

     (e) Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. The Administrator shall have the discretion to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, subject to any valid second election to defer, provided that the Administrator permits second elections to defer in accordance with Section 409A(a)(4)(C). The Administrator shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and all Awards.

12. Non-Transferability of Awards

     (a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

     (b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions

     (a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Options pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any award.

     (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change of Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

     (c) Change in Control. In the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

          (i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

          (ii) accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued upon exercise of an Award shall lapse as to the Shares subject to such repurchase right;

          (iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

          (iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

     Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the Successor Corporation in a Change in Control is Involuntarily Terminated by the Successor Corporation in connection with, or within 12 months following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination, unless an Award Agreement provides otherwise.

     (d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14. Time of Granting Awards.

     The date of grant (“Grant Date”) of an Award shall be the date on which the Committee makes the determination granting such Award or such other date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15. Modification of Awards and Substitution of Options.

     (a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type . Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

     (b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options for options under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an option immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option does not give persons additional benefits, including any extension of the exercise period.

16. Term of Plan.

     The Plan shall continue in effect for a term of ten (10) years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17. Amendment and Termination of the Plan.

     (a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan.

     (b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18. Conditions Upon Issuance of Shares.

     Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19. Reservation of Shares.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

20. Effective Date.

     This Plan shall become effective on the date of its approval by the Board; provided that this Plan shall be submitted to the Company’s shareholders for approval, and if not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21. Controlling Law.

     All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Montana, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22. Laws And Regulations.

     (a) U.S. Securities Laws. This Plan, the grant of Awards, and the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, Deferred Share Units, and Shares) under this Plan shall be subject to all Applicable Law. In the event that the Shares are not registered under the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Act, and a legend to that effect may be placed on the certificates representing the Shares.

     (b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

     23. No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

     24. No Employment Rights. The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

Glacier Bancorp, Inc.

2005 Stock Incentive Plan

Appendix A: Definitions

As used in the Plan, the following definitions shall apply:

     “Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

     “Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

     “Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Deferred Share Unit and a Performance Award, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

     “Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

     “Board” means the Board of Directors of the Company.

     “Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

     The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

     “Change in Control” means any of the following:

     (I) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in paragraph (III)(B) below;

     (II) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by the affirmative vote of a majority of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended (“Continuing Directors”);

     (III) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation in which (A) the Company’s shareholders receive or retain voting common stock in the Company or the surviving or resulting corporation in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of the Company are or continue to be Continuing Directors following such transaction, or (B) the Company’s shareholders receive voting common stock in the corporation which becomes the public parent of the Company or its successor in such transaction on the same pro rata basis as their relative percentage ownership of Company common stock immediately preceding such transaction and a majority of the entire Board of such parent corporation are Continuing Directors immediately following such transaction;

     (IV) the sale of any one or more Company subsidiaries, businesses or assets not in the ordinary course of business and pursuant to a shareholder approved plan for the complete liquidation or dissolution of the Company; or

     (V) there is consummated any sale of assets, businesses or subsidiaries of the Company which, at the time of the consummation of the sale, (x) together represent 50% or more of the total book value of the Company’s assets on a consolidated basis or (y) generated 50% or more of the Company’s pre-tax income on a consolidated basis in either of the two fully completed fiscal years of the Company immediately preceding the year in which the Change in Control occurs; provided, however, that, in either case, any such sale shall not constitute a Change in Control if such sale constitutes a Rule 13e-3 transaction and at least 60% of the combined voting power of the voting securities of the purchasing entity are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

     Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

     “Code” means the U.S. Internal Revenue Code of 1986, as amended.

     “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

     “Company” means Glacier Bancorp, Inc., a Montana corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

     “Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

     “Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

     “Deferred Share Units” mean Awards pursuant to Section 9 of the Plan.

     “Director” means a member of the Board, or a member of the board of directors of an Affiliate.

     “Disabled” means a condition under which a Participant —

     (a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

     (b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company.

     “Eligible Person” means any Consultant, Director or Employee and includes non-Employees to whom an offer of employment has been extended.

     “Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Fair Market Value” means, as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on NASDAQ or a successor quotation system, (A) the last sales price (if the stock is then listed as a National Market Issue under The Nasdaq National Market System) or (B) the mean between the closing representative bid and asked prices (in all other cases) for the stock on the Determination Date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not traded on the Exchange or quoted on NASDAQ but is otherwise traded in the over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value established in good faith by the Board.

     “Grant Date” has the meaning set forth in Section 14 of the Plan.

     “Incentive Share Option or ISO” hereinafter means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

     “Involuntary Termination” means termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant within 60 days following (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 50 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees, Directors or Consultants.

     “Non-ISO” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

     “Option” means any stock option granted pursuant to Section 6 of the Plan.

     “Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

     “Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

     “Performance Compensation Awards” mean Awards granted pursuant to Section 10(b) of the Plan.

     “Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

     “Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

     “Plan” means this Glacier Bancorp, Inc. 2005 Stock Incentive Plan.

     “Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

     “Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

     “Restricted Share Units” mean Awards pursuant to Section 8 of the Plan.

     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

     “SAR” or “Share Appreciation Right” means Awards granted pursuant to Section 7 of the Plan.

     “Share” means a share of common stock of the Company, as adjusted in accordance with Section 13 of the Plan.

     “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

     “Unrestricted Shares” mean Shares awarded pursuant to Section 8 of the Plan.

GLACIER BANCORP, INC.
PROXY
PLEASE SIGN AND RETURN IMMEDIATELY

This Proxy Is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints L. Peter Larson and Everit A. Sliter, and each of them (with full power to act alone), my Proxies, with full power of substitution as Proxy, and hereby authorizes Messrs. Larson and Sliter to represent and to vote, as designated below, all the shares of common stock of Glacier Bancorp, Inc., held of record by the undersigned on March 1, 2005, at the Annual Meeting of Shareholders to be held on April 27, 2005, or any adjournment of such Annual Meeting.

1.	ELECTION OF DIRECTORS FOR CLASS TO EXPIRE IN 2008

A.	I vote FOR all nominees listed below (except as marked to the contrary below) ❒

B.	I WITHHOLD AUTHORITY to vote for any individual nominee whose name I have struck a line through in the list below:

Michael J. Blodnick ◆ Allen J. Fetscher ◆ Fred J. Flanders

    C. I WITHHOLD AUTHORITY to vote for all nominees listed above. ❒

2.	APPROVAL OF THE GLACIER BANCORP, INC. 2005 STOCK INCENTIVE PLAN in order to provide incentives and awards to select employees and directors of Glacier Bancorp, Inc., and its affiliates.

FOR   ❒           AGAINST   ❒            ABSTAIN   ❒

3.	WHATEVER OTHER BUSINESS as may properly be brought before the Annual Meeting or any adjournment thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE “FOR” AND WILL BE VOTED “FOR” THE PROPOSALS LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

     Management knows of no other matters that may properly be, or which are likely to be, brought before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote “FOR” the listed proposals.

	, 2005		, 2005

Signature of Shareholder		Signature of Shareholder

ALL JOINT OWNERS MUST SIGN.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN.